UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of report (Date of earliest event reported:  March 28, 2001

                               CyPost Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                      000-26751                 98-0178674
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                     Identification Number)

                          900-1281 West Georgia Street
                   Vancouver, British Columbia, Canada V6E 3J7
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (604) 904-4422

                                 Not applicable
          (Former name or former address, if changed since last report)


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          The accounting firm of Hollander, Lumer & Co. LLP ("HLC") was retained as the independent accountants of CyPost Corporation, a Delaware corporation (the "Company"), effective October 24, 2000. Effective February 16, 2001, HLC merged with the accounting firm of Good Swartz Brown & Berns LLP ("GSBB"), as a result of which GSBB became the successor entity to HLC. As a result of this merger, GSBB subsequently acquired most of the accounting practice of HLC and became the independent accountants for the Company effective March 28, 2001. HLC did not issue an audit opinion on the Company's financial statements between October 24, 2000 and March 28, 2001.

          Prior to GSBB becoming the independent accountants for the Company, neither the Company, nor anyone on its behalf consulted with GSBB regarding the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement or event as defined in Item 304 (1)(iv) of Regulation S-B.

          During the period from October 24, 2000 to March 28, 2001, there were no disagreements with HLC on any matter of accounting principles of practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HLC, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(iv)(B) of Regulation S-B during such periods.

          The Company has provided HLC with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-B, and has requested that HLC provide its response letter, addressed to the Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-B, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of HLC's letter is attached as an exhibit to this Current Report on Form 8-K.

          The Company has provided GSBB with a copy of the disclosures it is making in response to Item 304(a)(2) of Regulation S-B, and GSBB has indicated that no response letter will be forthcoming.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION
          AND RESULTS

          c.   Exhibits

          Exhibit Number   Description
          --------------   -----------

          16.1 Letter from Hollander, Lumer & Co. LLP addressed to the United States Securities and Exchange Commission.

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 12, 2001                   CYPOST CORPORATION


                                        /s/ Robert Adams
                                        -------------------------------------
                                        President and Chief Operating Officer


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